UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2013

IRONWOOD GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53267	74-3207792
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

123 West Nye Ln., Ste. 129
Carson City, Nevada	89706
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 1-888-356-4942

Former name or Former Address, if Changed Since Last Report:

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 -       REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.             Entry into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed on August 18, 2011 (the “Prior 8-K”), Ironwood Gold Corp. (the “Company”) entered into a Subscription Agreement with Alpha Capital Anstalt, a foreign accredited investor (the “Investor”) in connection with the private offering and issuance of a $550,000 secured convertible promissory note (the “Note”), such Note convertible, at the option of the Investor, into shares of the Company’s common stock, par value $0.001, at a conversion price of $0.40 per share; (ii) a warrant to purchase up to 1,375,000 shares of common stock at an exercise price of $0.60 per share, such warrant expiring five (5) years from the date of issuance, and (iii) 220,000 shares of common stock. The Note is senior to any and all of the Company’s indebtedness and is secured substantially by all of the Company’s assets in accordance with the terms and conditions of the Security Agreement with the Investor dated August 16, 2011. The Note carries an interest rate of 10% per annum (increases to 16% in the event of default), is payable quarterly, and matures fifteen (15) months from the date of issuance.

As previously disclosed on the Company’s Quarterly Report on Form 10-Q filed on April 27, 2012 (the “Prior 10-Q”), on April 20, 2012, the Company entered into an Amendment Agreement (the “Amendment”) with the Investor to Note. In connection therewith, effective April 20, 2012, the Company also agreed to an Allonge to the Note (“Allonge No. 1”) pursuant to which an additional $100,000 was issued to the Company under the Note. In accordance with the Amendment and Allonge No. 1, (i) the original principal amount under the Note was increased from $550,000 to $650,000; (ii) the conversion price under the Note was reduced from $0.40 per share to $0.08 per share; (iii) the number of warrants to purchase shares of Company common stock issuable to the Investor was increased from 1,375,000 to 6,000,000; and (iv) the exercise price of the warrants was reduced from $0.60 per share to $0.08 per share. The expiry date of the warrants issuable to the Investor remained unchanged at August 16, 2016.

Effective February 1, 2013, the Company agreed to another Allonge to the Note (“Allonge No. 2”) pursuant to which an additional $100,000 was issued to the Company under the Note, thus increasing the principal amount as stated on the face of the Note to $750,000. No other changes to the terms and conditions of the Note have been made. Proceeds from Allonge No. 2 are expected to be used for general working capital and also to fund portions of the Company’s obligations under the Letter of Intent with Canadian Mining Company, Inc. discussed in Item 7.01 herein.

The foregoing description is qualified in its entirety by reference to the Prior 8-K, the Prior 10-Q, and Allonge No. 2 filed as Exhibit 10.1 attached hereto and incorporated herein by reference.

SECTION 3 -       SECURITIES AND TRADING MARKET

Item 3.02.             Unregistered Sales of Equity Securities.

Effective February 1, 2013, the Company issued a warrant to the Investor to purchase up to 2,000,000 shares of Company common stock at an exercise price of $0.05 per share (the “Warrant”). The Warrant expires eight (8) years after the date of issuance. The Warrant was issued in reliance upon Rule 506 of Regulation D and/or Regulation S of the Securities Act of 1933, as amended, and comparable exemptions for sales to “accredited” investors under state securities laws. The foregoing description of the Warrant is qualified in its entirety by reference to the Warrant filed as Exhibit 10.2 attached hereto and incorporated herein by reference.

SECTION 7 -       REGULATION FD

Item 7.01.             Regulation FD Disclosure.

On February 5, 2013, the Company issued a press release announcing its entrance into a non-binding Letter of Intent (the “LOI”) with Canadian Mining Company Inc. (“CMC”). A copy of the press release is attached hereto as Exhibit 99.1.

The LOI provides the Company with the right to acquire 100% of CMC’s Raquel 3 and 3B mining concessions (the “Option”) in the Alamos Mining district of Sonora, Mexico (the “San Bernardo Project”). The Option was granted by CMC through its wholly-owned Mexican subsidiary Canmin Mexico S.A. de C.V.

The aggregate consideration to be paid by the Company for the Option is $1,650,000, payable as follows: (i) CDN $50,000 due diligence cash deposit, which the Company has paid, and 2,000,000 shares of Company common stock upon entry into definitive transaction documents; (ii) exploration expenditures of $700,000 within two years of the date of the LOI, including contractors fees, consultants fees, legal fees, property taxes and assessment filings, to earn a 50% interest in CMC’s San Bernardo Project (the “First Option Period”); (iii) additional exploration expenditures of $500,000 within two years of the First Option Period to earn an additional 25% interest in CMC’s San Bernardo Project (the “Second Option Period”); and (iv) a $400,000 cash payment or equivalent in shares of Company common stock to earn the remaining 25% interest in CMC’s San Bernardo Project within two years of the Second Option Period, subject to a 2% net smelter return (NSR) in favor of CMC. Any of the foregoing Option Periods can be extended for an additional one year period through the Company’s payment of $50,000 to CMC for each extension.

The proposed transaction underlying the LOI is conditioned upon, among other factors, the Company’s completion, in its sole discretion, of due diligence and receipt of results of investigations on the Raquel 3 and 3B mining concessions and the San Bernardo Project, due diligence by the Company on CMC, the execution of a definitive joint venture agreement and definitive transaction documents containing representations and warranties by CMC regarding the San Bernardo Project, and the Company securing financing to fund acquisition of 100% of the Option. In accordance with the LOI, the parties have agreed to a binding exclusivity period from the date of the LOI through a period of three months following the date the Company provides CMC with written notice that it has completed its due diligence within which CMC will not enter into any negotiations or enter into any agreement with any other party regarding the San Bernardo Project.

A copy of the LOI is attached hereto as Exhibit 99.2.

SECTION 9 -       FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
10.1	Allonge No. 2 to Secured Promissory Note, dated February 1, 2013
10.2	Common Stock Purchase Warrant, dated February 1, 2013
99.1	Press Release dated February 5, 2013
99.2	Letter of Intent with Canadian Mining Company, Inc.

The information set forth in Exhibit 99.1 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation by reference language in any filing.

Portions of this report constitute “forward-looking statements” defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission and may be accessed at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONWOOD GOLD CORP.

Date: February 7, 2013	By:	/s/ Behzad Shayanfar

Behzad Shayanfar
Chief Executive Officer